UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 30, 2015

CHINA HOUSING & LAND DEVELOPMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51429	20-1334845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1008, Liuxue Road, Baqiao District

Xi’an, Shaanxi Province

China 710038

(Address of principal executive offices) (zip code)

86-29- 83328813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CPR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On December 30, 2015, Beijing time (December 29, 2015 U.S. Eastern Time), China Housing & Land Development, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”).

The following proposals, which are further described in the definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on November 25, 2015 (the “Annual Meeting Proxy Statement”), were submitted to the Company’s stockholders at the Annual Meeting:

(1)	Election of seven (7) directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified.

The following nominees were elected as directors, by the votes set forth in the table below:

NOMINEE	FOR	WITHHELD
Pingji Lu	4,296,502	318,011
Jing Lu	4,296,502	318,011
Fang Nie	4,296,542	317,971
Suiyin Gao	4,296,635	317,878
Yusheng Lin	4,296,575	317,938
Maosheng Luo	4,296,575	317,938
Mingduo Yang	4,296,575	317,938

(2)	Advisory vote to approve, on a non-binding basis, the compensation of the Company’s named executive officers, as described in the Annual Meeting Proxy Statement.

The proposal was approved by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
4,283,250	326,311	5,052

(3)	Advisory vote to recommended, on a non-binding basis, the frequency of advisory stockholder voting to approve the compensation of the Company’s named executive officers.

The stockholders recommended that the Company conduct advisory stockholder votes every three years by the votes set forth in the table below:

THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN
4,270,095	10,749	332,069	0

(4)	Ratification of the selection of the Company’s independent registered public accounting firm for the 2015 fiscal year.

The proposal was approved by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
4,298,107	308,297	8,112

Special Meeting of Stockholders

Also on December 30, 2015, Beijing time (December 29, 2015 U.S. Eastern Time), the Company held a special meeting of Stockholders (the “Special Meeting”). The following proposals, which are further described in the definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on November 25, 2015 (the “Special Meeting Proxy Statement”), were submitted to the Company’s stockholders at the Special Meeting:

(1)	Approval of a 1-for-50,000 reverse stock split of the Company’s common stock, wherein the Company would make a cash payment in lieu of issuing any fractional shares, as further described in the Special Meeting Proxy Statement (the “Transaction”).

The proposal was approved by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
4,280,003	331,630	2,980

(2)	Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Transaction.

The proposal was approved by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
4,287,014	313,717	13,782

Item 8.01. Other Events.

On December 30, 2015, the Company issued a press release announcing the re-election of all directors currently serving on its board of directors at the Annual Meeting, as specified in Item 5.07 above. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Also on December 30, 2015, the Company issued another press release announcing the approval of the Transaction at the Special Meeting, as specified in Item 5.07 above. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated by reference herein. The Board of Directors expects to establish a record date for the effectiveness of the reverse stock split approved by stockholders at the Special Meeting sometime in the first quarter of 2016.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release announcing the re-election of all current directors, dated December 30, 2015.
99.2	Press Release announcing the approval of the Transaction, dated December 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2015	CHINA HOUSING & LAND DEVELOPMENT, INC.

	By:	/s/ Pingji Lu
Name: Pingji Lu Title: Chairman